SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2004

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

86 North Main Street, Porterville, CA 93257

(Address of principal executive offices)

(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1 Press release concerning second quarter of 2004 financial results.

Item 12.	Results of Operations and Financial Condition.

On July 20, 2004, Sierra Bancorp issued a press release concerning its results of operations and financial condition as of and for the six months and the calendar quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Sierra Bancorp is furnishing the foregoing information as required under Item 12 “Results of Operation and Financial Condition” on Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: July 22, 2004	By:	/s/ Kenneth R. Taylor
Kenneth R. Taylor
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release concerning results of operations and financial condition as of and for the six months and calendar quarter ended June 30, 2004	5

4